UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024 (October 28, 2024)

Keurig Dr Pepper Inc.

(Exact Name of Registrant as Specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

781-418-7000

(Registrant’s telephone number including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

On October 30, 2024, JAB BevCo B.V. (the “Selling Stockholder”) completed the previously announced registered public secondary offering (the “Offering”) of 60,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of Keurig Dr Pepper Inc. (the “Company”). In connection with the Offering, the Selling Stockholder granted Morgan Stanley & Co. LLC (the “Underwriter”) a 30-day option to purchase up to an additional 9,000,000 shares of Common Stock (the “Option”). The Underwriter exercised the Option in full on October 29, 2024. The closing of the Offering with respect to the 69,000,000 shares occurred on October 30, 2024, with gross proceeds to the Selling Stockholder of approximately $2.3 billion.

The Company did not receive any proceeds from the sale of the shares of Common Stock by the Selling Stockholder. The Selling Stockholder is a holding company majority-owned by JAB Holding Company s.à.r.l.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated October 28, 2024 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder and the Underwriter. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement.

The Company has previously filed with the Securities and Exchange Commission (“SEC”) a registration statement (including a prospectus) on Form S-3 (File No. 333-266989) as well as a resale prospectus supplement filed with the SEC on August 19, 2022, as supplemented by a prospectus supplement, filed with the SEC on October 30, 2024, for the Offering.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated October 28, 2024, by and among Keurig Dr Pepper Inc., JAB BevCo B.V. and Morgan Stanley & Co. LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.

Dated: October 30, 2024

	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Chief Legal Officer, General Counsel and Secretary

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